EXHIIBIT 10.74


                        AMENDMENT TO TERM LOAN AGREEMENTS
                        ---------------------------------


        THIS AMENDMENT, made as of August 20, 2003, between S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Borrower"), THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., having an address at 1114 First Avenue, New York, New York 10021 ("S&W Restaurant Group"), DALLAS S&W, L.P. ("S&W Dallas" and, together with S&W Restaurant Group, the "Guarantors"), having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 and MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 825 Third Avenue, New York, New York 10022 (the "Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Lender, the Borrower and S&W Restaurant Group entered into a Term Loan Agreement dated August 23, 2002 (the "Original Term Loan Agreement") in connection with a $4,000,000.00 loan made by the Lender to the Borrower (the "First Advance Loan"), and a contemplated loan to the Borrower in the amount of $10,000,000.00 (the "Term Loan Balance Advance"), which Original Term Loan Agreement was amended by an Amendment to Term Loan Agreement dated October 25, 2002 and by a Second Amendment to Term Loan Agreement dated December 24, 2002 (the Original Term Loan Agreement, as so amended, the "First Loan Agreement");

        WHEREAS, the Lender, the Borrower and the Guarantors entered into an additional Term Loan Agreement dated December 24, 2002 (the "Second Loan Agreement" and, together with the First Loan Agreement, the "Loan Agreements") in connection with a $1,900,000.00 loan (the "Second Term Loan") made by the Lender to the Borrower;

        WHEREAS, the First Advance Loan is secured by, among other things, the Deed of Trust (as defined in the First Loan Agreement) and the Second Term Loan is secured by, among other things, the Las Vegas Deed of Trust (as defined in the Second Loan Agreement), each of which deeds of trust encumbers the Subject Lease (as defined in the First Loan Agreement);

        WHEREAS, pursuant to a certain Payment Guaranty dated August 23, 2002, S&W Restaurant Group guaranteed, among other matters, the Borrower's obligations under the First Loan Agreement (the "First Loan Guaranty"), and pursuant to a certain Payment Guaranty dated December 24, 2002, the Guarantors guaranteed the Borrower's obligations under the Second Loan Agreement (the "Second Loan Guaranty");

        WHEREAS, in connection with the First Advance Loan, the Borrower and S&W Restaurant Group entered into a certain Joint and Several Hazardous Material Guaranty and Indemnity Agreement dated August 23, 2002, in favor of the Lender (the "First Loan Environmental Guaranty"), and in connection with the Second Term Loan, the Borrower, S&W Restaurant Group and S&W Dallas entered into a certain Joint and Several Hazardous Material Guaranty and Indemnity Agreement dated December 24, 2002 (the "Second Loan Environmental Guaranty");

        WHEREAS, the Borrower has modified the Subject Lease to, among other things, modify the rent, the purchase price, and certain other payment terms with respect to the purchase option under the Subject Lease, and such modification required the Lender's consent; and

        WHEREAS, the Lender's consent to such modification was conditioned upon the terms and conditions of set forth in this Amendment;

        NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in order to modify the Loan Agreements, the parties hereto agree for themselves, their successors and assigns as follows:


        1. Except as otherwise provided in this Amendment, all capitalized terms used, but not defined in this Amendment shall have the meanings given to such terms in the First Loan Agreement.

        2. The parties confirm their agreement and understanding that the Commitment to make the Term Loan Balance Advance under the First Loan Agreement terminated effective as of April 30, 2003. Simultaneously herewith, the Borrower has paid the Lender the sum of $25,417.00 in payment of the unused availability fee for such Commitment for the period from the end of the last quarterly period to April 30, 2003.

        3. The following covenant is added to Schedule II of the First Loan Agreement and Schedule II of the Second Loan Agreement:

               "(g) Collateral Account. (i) On the date hereof, the Borrower shall deposit $75,000.00 in the MS BusinesScape Account for Business maintained by the Borrower at Morgan Stanley DW Inc., Account No. 476-035597-427 (the "Retail Cash Account"), and thereafter commencing on August 1 and on the 1st day of each calendar month during the Term, the Borrower shall deposit an additional $25,000.00 in the Retail Cash Account. The Borrower has granted the Lender a security interest in the Retail Cash Account pursuant to the Security Agreement (Financial Assets), and the Borrower, the Lender and Morgan Stanley DW Inc. have entered into a certain Account Control Agreement dated as of the date of this Amendment (the "Account Control Agreement") to set forth the respective parties rights and claims in respect of the income, dividends, earnings, profits and proceeds of the financial assets contained in the Retail Cash Account. The Borrower, promptly upon request by the Lender, shall do, execute, acknowledge, deliver, file, re-file, and perform all such further acts to evidence and perfect the Lender's security interest in the Retail Cash Account."


        4. (a) The following terms are added to Schedule I to each of the Loan Agreements, in their respective alphabetical order:

               "Account Control Agreement" has the meaning given to it in paragraph (g) of Schedule II.

               "Retail Cash  Account"  has the meaning  given to it in paragraph
               (g) of Schedule II.

               "Security  Agreement   (Financial  Assets)"  means  the  Security
               Agreement (Financial Assets) dated as of the date hereof, made by the Borrower to the Lender.

               (b) Schedule I to the First Loan Agreement is further amended to delete the definition of the term "Collateral Documents" and to insert the following in its place:

                        "Collateral Documents" means the Security Agreement, the Security Agreement (Financial Assets), the Deed of Trust and the Assignment of Leases."

               (c) Schedule I to the Second Loan Agreement is further amended to delete the definition of the term "Collateral Documents" and to insert the following in its place:

                        "Collateral Documents" means the Security Agreements, the Security Agreement (Financial Assets), the Deed of Trusts and the Las Vegas Assignment of Leases."


        5. S&W Restaurant Group (and in the case of the First Loan Environmental Guaranty, the Borrower) confirms and reaffirms its obligations under the First Loan Agreement, the First Loan Guaranty and the First Loan Environmental
Guaranty and agrees that the Borrower's obligations as modified by this Amendment shall be "Debt" under the First Loan Guaranty and the First Loan Environmental Guaranty. Each of the Guarantors (and, in the case of the Second Loan Environmental Guaranty, the Borrower) confirms and reaffirms its obligations under the Second Loan Agreement, the Second Loan Guaranty and the Second Loan Environmental Guaranty and agrees that the Borrower's obligations as modified by this Amendment shall be "Debt" under the Second Loan Guaranty and the Second Loan Environmental Guaranty.

        6. The parties confirm and agree that the obligations of the Borrower under this Amendment shall be one of the "Secured Obligations" under (a) the Security Agreement (as defined in the First Loan Agreement) and (b) the Security Agreements (as defined in the Second Loan Agreement).


        7. This Amendment sets forth the entire understanding of the parties with respect to the modification to the First Loan Agreement and the Second Loan Agreement. The Borrower acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to its obligations under, or the subject matter of, this Amendment, except those specifically set forth herein and therein.

        8. As specifically modified and restated herein, all of the terms, covenants, conditions and stipulations contained in each of the First Loan Agreement and the Second Loan Agreement are hereby ratified and confirmed in all respects, shall continue to apply with full force and effect.

        9. Neither this Amendment nor any provision hereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        10. This Amendment may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument.

        11. This Amendment is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

        12. The Borrower agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Amendment. In furtherance of such agreement, the Borrower hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the Borrower in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the Borrower by registered or certified mail to, or by personal service at, the last known address of the Borrower, whether such address be within or without the jurisdiction of any such court. The Borrower further agrees that the venue of any litigation arising in connection with the indebtedness, or in respect of any of the obligations of the Borrower under this Amendment, shall, to the extent permitted by law, be in New York County.

        13. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

        14. Nothing in this Amendment is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

        15. If any term, covenant, provision or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant, provision or condition.

        16. The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Amendment.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


                           S&W OF LAS VEGAS, L.L.C.,
                           a Delaware limited liability company

                           By: The Smith & Wollensky Restaurant Group, Inc., a Delaware corporation, its Majority Member


                                   By: /s/ James Dunn
                                       ------------------
                                       James Dunn
                                       Authorized Officer

                           SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation


                           By: /s/ James Dunn
                               ------------------
                               James Dunn
                               Authorized Officer


                           DALLAS S&W, L.P.
                           By:  S&W of Dallas LLC, general partner


                           By: /s/ James Dunn
                               ------------------
                               Name:  James Dunn
                               Title: President of its Sole Member


                           MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC.


                           By: /s/ Roman Mordkovich
                               ------------------------
                               Name:  Roman Mordkovich
                               Title: Vice President

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 28th day of July in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared James Dunn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Maria A. Chang
                                            -------------------------------
                                            Notary Public



STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 28th day of July in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared James Dunn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Maria A. Chang
                                            -------------------------------
                                            Notary Public

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 28th day of July in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Maria A. Chang
                                            -------------------------------
                                            Notary Public

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

        On the 28th day of July in the year 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared Roman Mordkovich, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Eva Marie Aromi
                                            -------------------------------
                                            Notary Public